UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

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September 24, 2007 (September 20, 2007)
Date of Report (Date of Earliest Event Reported)

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ALERIS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-7170 (Commission File Number)	75-2008280 (I.R.S. Employer Identification No.)
25825 Science Park Drive, Suite 400 Beachwood, Ohio (Address of principal executive offices)	44122 (Zip Code)

Registrant’s telephone number, including area code: (216) 910-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 20, 2007, the Board of Directors of Aleris International, Inc. (the “Company”) elected Michael D. Friday as Chief Administrative Officer of the Company effective on December 1, 2007.  The Board of Directors also elected Sean M. Stack to succeed Mr. Friday as Chief Financial Officer effective December 1, 2007.

Mr. Friday, 56, has served as Executive Vice President and Chief Financial Officer of the Company since the Company’s acquisition of Commonwealth in December 2004.  Prior to that time, Mr. Friday served as Executive Vice President and Chief Financial Officer of Commonwealth. Prior to joining Commonwealth in June 2004, Mr. Friday served as Executive Vice President and Chief Financial Officer of Noveon, Inc. from 2001 to 2004. From 1997 to 2001, Mr. Friday served as Vice President—Finance, Business Development and Information Technology at BFGoodrich Performance Materials. From 1994 to 1997, Mr. Friday was Vice President of Finance for The Little Tikes Company, a unit of Rubbermaid, Inc. Mr. Friday began his career with the General Electric Company in 1974, where he served in a variety of increasingly responsible financial management capacities. The Company is a party to an employment agreement with Mr. Friday, dated December 19, 2006, which is described in the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on December 22, 2007 (the “2007 Form 8-K”), and the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, filed with the SEC on April 2, 2007 (the “Form 10-K”), and which is filed as exhibit 10.22 to the Form 10-K, as well as a severance agreement, dated August 30, 2005, which is described in the Form 10-K and described in, and the form of which is filed as exhibit 99.2 to, the Company’s Current Report on Form 8-K dated August 30, 2005.  Upon his appointment as Chief Administrative Officer of the Company, Mr. Friday will cease to act as Chief Financial Officer.

Mr. Stack, 40, has served as Executive Vice President and President, Europe since the acquisition of Corus Aluminum in August 2006. Prior to that time, Mr. Stack was Senior Vice President, Treasurer and Corporate Development of the Company since the Company’s  acquisition of Commonwealth, and prior to that, he was Vice President and Treasurer of Commonwealth. Prior to joining Commonwealth in June 2004, he had served as Vice President and Treasurer of Noveon, Inc., beginning in March 2001. Prior to joining Noveon, Mr. Stack served as Vice President and Treasurer for Specialty Foods Corporation from May 1996 to December 2000. Mr. Stack joined Specialty Foods as Assistant Treasurer in 1996. Prior to that, he was a Vice President at ABN AMRO Bank in commercial and investment banking.  The Company is a party to an employment agreement with Mr. Stack, dated December 19, 2006, which is described in the Company’s 2007 Form 8-K and Form 10-K, and which is filed as exhibit 10.24 to the Form 10-K, as well as a severance agreement, dated August 30, 2005, which is described in the Form 10-K and described in, and the form of which is filed as exhibit 99.2 to, the Company’s Current Report on Form 8-K dated August 30, 2005.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 24, 2007

            Aleris International, Inc.

            By:   /s/ Joseph M. Mallak
            Joseph M. Mallak
            Senior Vice President,
            Chief Accounting Officer and Controller